DESSAUER & MCINTYRE
ASSET MANAGEMENT, INC.
                                                                    THE DESSAUER
                                                              GLOBAL EQUITY FUND

                                                           a no-load growth fund

                                                                      Prospectus
                                                                   July 30, 2002
























The Securities and Exchange Commission has not approved nor disapproved the shares of the Fund as an investment. The Securities and Exchange Commission also has not determined whether this prospectus is accurate or complete. Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.

                                Table of Contents


                                                                          Page
                                                                          ----

Risk/Return Summary: Investments, Risks, and Performance...................1
   - Investment Objective/Goals............................................1
   - Principal Investment Strategies of the Fund...........................1
   - Principal Risks of Investing in the Fund..............................1
   - Risk/Return Bar Chart.................................................2
   - Risk/Return Performance Table.........................................2
   - Fee Table.............................................................3
   - Example of Expenses...................................................3
Investment Objective, Principal Strategies and Related Risks...............4
Investment Adviser.........................................................7
Investment Adviser and Investment Advisory Agreement.......................7
Administrator..............................................................7
Shareholder Servicing Plan.................................................8
Shareholder Guide - Your Account with The Dessauer Global Equity Fund......9
Type of Accounts...........................................................9
Net Asset Value............................................................9
Purchasing and Selling.....................................................10
How to Purchase Shares.....................................................10
How to Redeem Shares.......................................................11
Redemption Information.....................................................13
Redemption Issues..........................................................13
Dividends and Capital Gains Distributions..................................13
Buying a Dividend..........................................................13
Tax Issues.................................................................14
Financial Highlights.......................................................15

                              Risk/Return Summary:
                       Investments, Risks, and Performance

Investment Objective/Goals

The Dessauer Global Equity Fund (the "Fund") is a no-load mutual fund with the investment objective of long-term capital appreciation.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing primarily in the securities of issuers in established markets that it believes are positioned to benefit from growth in the global economy. The Fund invests in value oriented securities by focusing on fundamentals, business trends, and management of the companies and their financial strength. In selecting investments, the Fund may take into consideration a company's sector or industry in order to avoid concentrating in any one economic sector or industry. Generally, the companies in which the Fund invests are traded in the markets of, or will derive a substantial portion of their revenues from business activities within, North America (the U.S. and Canada), Europe (which includes Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Hong Kong and Japan (collectively, the "Major Markets"). The Fund invests in companies in foreign markets by investing in American Depositary Receipts of such companies. Under normal market conditions, the Fund invests at least 65% of its total assets in a portfolio of equity securities of companies exposed to at least three different countries. Under normal market conditions, the Fund invests at least 80%, and usually substantially all, of its assets in equity securities.

Principal Risks of Investing in the Fund

The Fund is subject to the risks common to all mutual funds that invest in equity and foreign securities. You may lose money by investing in this Fund if any of the following occur:

   o the stock markets of the United States, Canada, Europe, Hong Kong or Japan go down;
   o a stock or stocks in the Fund's portfolio do not perform as well as expected;
   o  the value of a foreign currency declines relative to the U.S. dollar;
   o a foreign government expropriates assets belonging to a company in which the Fund has invested; or
   o political, social or economic instability in a foreign country causes the value of the Fund's investments to decline.

In addition, the Fund is non-diversified, which means that the Fund may have a portfolio with as few as twelve issuers. To the extent that the Fund invests in a small number of issuers,

   o an investment in the Fund may involve greater risk than an investment in a diversified fund; and
   o the value of the Fund's shares may be volatile and fluctuate more than shares of a mutual fund that invests in a broader range of issuers.

Risk/Return Bar Chart


The bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund's performance from January 1, 1998 through December 31, 2001. Past performance is not an indication of future performance.

During this period, the Fund's best performance for a quarter was 31.80% (for the quarter ended December 31, 1998). The Fund's worst performance was -33.31% (for the quarter ended September 30, 2001).


                                [Graphic Omitted]

                                1998     26.27%
                                1999     33.01%
                                2000    -14.43%
                                2001    -30.44%

For the fiscal year ended March 31, 2002, the Fund's total return was -4.07%. The Fund's year-to-date return as of June 30, 2002 is -32.94%.


Risk/Return Performance Table

These risks are also demonstrated by the table below which shows how the Fund's average annual returns compare with those of the Lipper Global Fund Index and the Morgan Stanley Capital International World Index.

-------------------------------------------------------------------------------
Average Annual Returns as of                                  Since Inception
12/31/01                                          1 Year      (May 30, 1997)
-------------------------------------------------------------------------------
The Dessauer Global Equity Fund - before taxes    -30.44%         -0.89%
-------------------------------------------------------------------------------
Return After Taxes on Distributions (1)           -36.60%         -3.96%
-------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale      -18.54%         -2.02%
of Fund Shares(1)
-------------------------------------------------------------------------------
Lipper Global Fund Index(2)                       -15.76%          4.66%
-------------------------------------------------------------------------------
Morgan Stanley Capital International World        -16.82%          3.68%
Index(3)
-------------------------------------------------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) The Lipper Global Fund Index is a widely recognized, unmanaged index of global mutual funds. This is shown with dividends included and reflects no deduction for fees, expenses, or taxes.
(3) The Morgan Stanley Capital International World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.
-------------------------------------------------------------------------------

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

      Maximum Sales Charge Imposed on Purchases                     None
      Maximum Sales Charge Imposed on Reinvested Dividends          None
      60-Day Redemption Fee (as a percentage of amount redeemed)    1.00%

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets as a % of average net assets)

-------------------------------------------------------------------------------
      Management Fees                                                0.75%
-------------------------------------------------------------------------------
      Other Expenses1                                                1.65%
-------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                           2.40%
-------------------------------------------------------------------------------
      Expenses Reimbursed to/Recouped from  the Fund2                0.62%
-------------------------------------------------------------------------------
      Net Annual Fund Operating Expenses3                            1.78%
      (expenses actually incurred by the Fund)
-------------------------------------------------------------------------------

1    Includes 0.25% Shareholder Service Plan expense.
2 The Fund has entered into an expense reimbursement agreement with the Adviser under which the Adviser has agreed to limit the Fund's total operating expenses, excluding interest and taxes, to not more than 1.75% of average daily net assets. Under this expense reimbursement agreement, the Adviser may request reimbursement of previously absorbed expenses at any time before the end of the third fiscal year after the fiscal year in which the expenses were absorbed. To request reimbursement, the Fund's current aggregate operating expenses must be below the applicable limitation. The Board of Trustees of the Fund must review and approve the proposed reimbursement.
3    Includes 0.03% interest expense.
-------------------------------------------------------------------------------

Example of Expenses

      This example is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses have remained the same. Although your actual costs may be higher or lower, based on these assumptions, the cost would be:


                          1 YEAR    3 YEARS   5 YEARS    10 YEARS
                          ------    -------   -------    --------

Without redemption fee*    $181      $689      $1,224     $2,689

* The fund charges a redemption fee of 1% on amounts redeemed within 60 days of purchase.

Investment Objective, Principal Strategies and Related Risks

Investment Objective. The Fund's investment objective is long-term capital appreciation. The Fund's investment objective and strategies may be changed without shareholder approval.

Investment Strategies. Generally, the Fund stays fully invested and deals with market turmoil by being extremely selective and extensively researching the companies in which it invests. At times, it may become necessary for the Fund to take a temporary defensive position inconsistent with its principal investment strategies. At that time, the Fund may invest up to 100% of its assets in cash, cash equivalents or high-quality short-term money market instruments.

Risks. As with all mutual funds, investing in the Fund involves certain risks. We cannot guarantee that the Fund will meet its investment objective or that the Fund will perform as it has in the past. You may lose money if you invest in the Fund.

The Fund may use various investment techniques, some of which involve greater amounts of risk. These investment techniques are discussed in detail in the Statement of Additional Information. To reduce risk, the Fund is subject to certain limitations and restrictions. The Fund intends to comply with the diversification requirements of federal tax law as necessary to qualify as a regulated investment company.

Risks of Investing in Mutual Funds

      The following risks are common to all mutual funds and therefore apply to the Fund:

     o Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations can be based on many factors including historical and prospective earnings of an issuer, the value of its assets, general economic conditions , interest rates, investor perceptions and market liquidity, and mean that a security may be worth more or less than it was at the time of purchase. Market risk applies to individual securities, a particular sector, or the entire economy.

     o Manager Risk. Fund management affects Fund performance. A Fund may lose money if the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

Risks of Investing in Foreign Securities

The following risks are common to mutual funds that invest in foreign companies, including companies in Europe and Asia, and therefore apply to the Fund:

     o Legal System and Regulation Risk. Foreign companies generally are subject to less stringent regulations, including legal, financial and accounting controls, than are U.S. companies. As a result, there can be less publicly available or reliable information about foreign companies than about U.S. companies.

     o Currency Risk. The Fund's investments that relate to companies in a particular foreign country could be adversely affected if the U.S. dollar rises in value against that foreign country's currency.

     o Stock Exchange and Market Risk. Foreign securities markets are smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities.

     o Country Risk. The Fund's investments that relate to companies in a particular foreign market could be adversely affected by political upheaval, financial troubles, or a natural disaster that affects the market.

     o Market Concentration. Securities markets of other countries are smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, and this could affect the Fund's investments.

     o Political Instability. Changes in interest rates and higher unemployment could cause political instability, which could cause some nations to abandon economic reforms or could result in the election or installation of new governments.

     o Currency Devaluation. The decline in the value of foreign currencies can trigger a loss of investor confidence, resulting in a decline in the value of the stock markets of the affected countries. Devaluations could occur in countries that have not yet experienced currency devaluation to date or could continue to occur in countries that have already experienced such devaluations.

     o Privatization Risk. Some countries are privatizing state operated and/or owned companies. There is the risk that this could cause labor unrest and political instability or that those privatization efforts could fail.

     o Hong Kong. China is obligated to maintain the previously existing capitalist economic and social system of Hong Kong through June 30, 2047. The continuation of economic and social freedoms enjoyed in Hong Kong, depends upon the government of China. Also, a small number of companies represent a large percentage of the Hong Kong market, which may lead to greater volatility in this market than in less concentrated markets.

Risks of Investing in Debt Securities

The following risks are common to all mutual funds that invest in debt securities and therefore could apply to the portion of the Fund's portfolio, if any, that is invested in such debt securities:

     o Interest Rate Risk. The value of a debt security typically decreases when interest rates rise. In general, debt securities with longer maturities are more sensitive to changes in interest rates.

     o Inflation Risk. A debt security may lose value if the rate of inflation increases. Fixed debt securities are more susceptible to this risk than floating debt securities.

     o Reinvestment Risk. A fund may obtain a lower rate of return when reinvesting investment income or sale proceeds.

     o Credit Risk. The issuer of a debt security may be unable to make timely payments of principal or interest, or may default on the debt.

                               Investment Adviser

Investment Adviser and Investment Advisory Agreement

      Dessauer & McIntyre Asset Management, Inc., 4 Main Street, Orleans, MA 02653 is the investment adviser of the Fund (the "Adviser"). The Adviser, an investment adviser registered with the SEC, was founded in 1986 and as of June 30, 2002 managed approximately $162 million in both U.S. and international assets.

     o Advisory Services. The Adviser serves the Fund under an Investment Advisory Agreement, which provides that the Adviser supervises and assists in the overall management of the Fund's affairs subject to the authority of Board of Trustees. The Adviser provides the Fund with investment management and financial advisory services, including purchasing and selling the securities in the Fund's portfolio, at all times subject to the policies set forth by the Board of Trustees. The Adviser identifies and analyzes possible investments for the Fund, determines the amount and timing of such investments, and determines the forms of investments. The Adviser also monitors and reviews the Fund's portfolio. For the fiscal year ending March 31, 2002, the Fund paid a monthly advisory fee calculated at an annual rate of 0.75% of the Fund's average weekly net assets.

     o Management of the Adviser. Thomas P. McIntyre controls the Adviser and is the portfolio manager of the Fund's portfolio. He joined the Adviser in 1989 and became President in 1992. Until May 1999, John P. Dessauer was a controlling partner of the Adviser and Chairman of the Fund. Mr. McIntyre served as President and portfolio manager of the Fund since its inception. For two years prior to joining the Adviser, he served as an assistant treasurer for the National Association of Securities Dealers, Inc. and was responsible for their $84 million fixed-income portfolio. He previously served as Vice President and Controller of a closed-end equity fund with assets of $140 million. Mr. McIntyre graduated from Notre Dame University (with high honors) in 1977 with a degree in economics and went on to earn an M.B.A. from Notre Dame in 1979. Mr. McIntyre is a Certified Public Accountant and a Chartered Financial Analyst with over 20 years experience in financial analysis and portfolio management. Robert E. Flynn, an Equity Research Analyst at the Adviser, serves as a Vice President of the Fund. Mr. Flynn earned a B.B.A. from Notre Dame in 1996 and is a candidate for the designation of Chartered Financial Analyst.

Administrator

      The Fund has entered into an administration agreement with U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"). Under the administration agreement, U.S. Bancorp supervises the administration of all aspects of the Fund's operations, including paying for certain outside services provided to the Fund, providing the Fund with general office facilities, and providing, at the Fund's expense, the services of persons necessary to perform such supervisory, administrative, and clerical functions as are needed to operate the Fund effectively. For these services and facilities, the Fund pays U.S. Bancorp a monthly fee at an annual rate of .10% of its average weekly net assets.

Shareholder Servicing Plan

      The Fund has adopted a Shareholder Servicing Plan whereby it pays the Adviser or other financial institutions for shareholder services and account maintenance, including responding to shareholder inquiries and direct shareholder communications.

                                Shareholder Guide
                Your Account with The Dessauer Global Equity Fund

Type of Accounts

Regular-(these accounts are       Retirement-(these accounts are generally
taxable)                          nontaxable)

   o  Individual                     o  Roth IRA
   o  Joint Tenant                   o  Regular IRA
   o  UGMA/UTMA                      o  Rollover IRA
   o  Trust                          o  Roth Conversion
   o  Corporate                      o  SIMPLE IRA
                                     o  SEP IRA
                                     o  401(k)
                                     o  403 (b)

Investment Minimums.
The minimum initial investments are:

      Regular (New Investor)                                      $1,000
      Additional Investment (Current Fund Shareholders)           $100
      Retirement (Roth and Regular)                               $1,000
      Educational IRA                                             $500
      Gift                                                        $250
      Pre-authorized Investment Plan (Initial and
        Installment Payments)                                     $100


The Fund may reduce or waive the minimum investment requirements in some cases.

Net Asset Value. The net asset value ("NAV") per share of the Fund is calculated each business day at the close of trading on the New York Stock Exchange, which is normally 4:00 p.m. Eastern Standard Time. You may buy and sell shares on any business day at the next NAV calculation after you place your order. Shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The NAV is calculated by subtracting the Fund's liabilities from its assets and then dividing that number by the total number of outstanding shares. This procedure is in accordance with Generally Accepted Accounting Principles as well as federal securities laws and regulations. Securities without a readily available price quotation may be priced at fair value. Fair value is determined in good faith by or under the supervision of the Fund's officers under methods authorized by the Board of Trustees.

                              Purchasing & Selling

How to Purchase and Sell Shares. National Financial Data Services Inc. ("NFDS"), the Fund's transfer agent, is open from 9 a.m. to 6 p.m. Eastern Standard Time for purchases and redemptions. NFDS must receive your request by 4 p.m. Eastern Standard Time on a day the New York Stock Exchange is open for business to receive the NAV of that day. If your request is received after 4 p.m. it will be processed the next business day. The phone number you should call for account transaction requests is (800) 560-0086.

How to Purchase Shares. You may purchase shares of the Fund by mail, wire or through the automatic investment plan. You may be able to invest in and redeem shares of the Fund through a broker or dealer, if the broker has made arrangements with Quasar Distributors, LLC, the Fund's distributor. The broker-dealer is authorized to designate intermediaries to accept orders on the Fund's behalf. Your broker-dealer may place an order for you with the Fund; the Fund will be deemed to have received the order when the broker-dealer accepts the order. A broker-dealer or other agent may charge you a fee for placing either an investment or redemption order, but you can avoid paying such a fee by sending an Application Form and payment directly to the Fund. The broker-dealer may also hold shares you purchase in an omnibus account in its name rather than in your name on the records of the Fund's transfer agent. The Fund may reimburse the broker-dealer or other agent for maintaining records of your account as well as for other services provided to you. If you wish to add any account feature after your account is established, you must have the instructions signature guaranteed.

Mail: To purchase by mail, you should:

     o    Complete and sign the account application
     o To open a regular account, write a check payable to "The Dessauer Global Equity Fund"
     o To open a retirement account, write a check payable to the custodian or trustee
     o Send your account application and check or exchange request to one of the following addresses:

            Regular Mail:
            The Dessauer Global Equity Fund
            c/o National Financial Data Services
            P.O. Box. 219227
            Kansas City, MO 64121-9227

            Overnight Delivery:
            National Financial Data Services
            ATTN: The Dessauer Global Equity Fund
            330 West Ninth Street
            Kansas City, MO 64105

Wire: To purchase by wire, call NFDS at (800) 560-0086 between 9 a.m. and 6 p.m. Eastern Standard Time on a business day to get an account number and detailed instructions. You must then provide NFDS with a signed application within 10 business days of the initial purchase. Instruct your bank to send the wire to:

            Investors Fiduciary Trust Company
            ABA #101003621
            Shareholder and Custody Services
            The Dessauer Global Equity Fund
            DDA #7561016
            ATTN: [Account Registration]
                    [Your A/C #]

Automatic Investment Plan. After your account is set up, you may purchase additional shares of the Fund by Automated Clearing House (ACH), after you elect the Automatic Investment Plan on your account. Only domestic member banks may be used, and it takes about 15 days to set up an ACH account. ACH is similar to the pre-authorized investment plan, except that you may choose the date on which you want to make the purchase. To elect the Automatic Investment Plan option, call NFDS and request an optional shareholder services form. NFDS must receive a voided check or bank deposit slip before you may purchase by ACH.

Pre-Authorized Investment Plan. With a pre-authorized or automatic investment plan, your personal bank account is automatically debited on a monthly or quarterly basis to purchase shares of the Fund. Shares will be purchased at the NAV as of the date the debit is made.

Subsequent Investments. If you are making an additional investment in the Fund, you should include either the stub from a previous confirmation statement or a letter to NFDS providing your name and account number to ensure that the money is invested in your existing account.

Third Party Check or Starter Check. No third party checks, or starter checks or non-pre-printed checks will be accepted for initial or subsequent investments.

Purchase Order Cut-Off. The Fund, at the direction of the Board of Trustees, may cease taking purchase orders at any time when it believes that it is in the best interest of current shareholders.

How to Redeem Shares. You may redeem shares by mail or telephone. Your request must be received at NFDS by 4 p.m. Eastern Standard Time on a day on which the New York Stock Exchange is open for business in order to receive the NAV for that day. Since some portfolio securities are listed primarily on foreign exchanges, the Fund's net asset value may change on a day when you will not be able to purchase or redeem Fund shares. If you redeem through a broker, the broker may charge you a transaction fee. You may receive the proceeds of redemption by wire or through a systematic withdrawal plan as described below. There is a $10 fee for redemption by wire and a maximum of $50,000 that can be redeemed daily.

Mail.  To redeem by mail, please:

     o    Provide your name and account number to be redeemed

     o    Specify the number of shares or dollar amount to be redeemed

     o Sign the redemption request (the signature must be the same as the one on your account application). Make sure all parties required to sign the request have done so.
     o Send your request to the appropriate address (shown above under "Purchasing by Mail")

Telephone. You may redeem your shares by telephone if you authorized telephone redemption on your account application. To redeem by telephone, call NFDS at
(800) 560-0086 between the hours of 9 a.m. and 6 p.m. Eastern Standard Time on a day the New York Stock Exchange is open for business. If your redemption request is received by 4 p.m. Eastern Standard Time you will receive the NAV for that day. For your protection against fraudulent telephone transactions, NFDS will use reasonable procedures to verify your identity. As long as NFDS follows these procedures it will not be liable for any loss or cost to you if it acts on instructions reasonably believed to be authorized by you. You will be notified if NFDS refuses any telephone redemption. Telephone redemptions may be difficult during periods of extreme market or economic conditions. If you are unable to redeem by telephone, please send your redemption request by mail or overnight courier.

Wire. You may have the proceeds of your redemption request wired to your bank account for redemptions of $500 or more. To have your proceeds wired, please provide the name, location, ABA or bank routing number of your bank and your bank account number. Payment will be made within three business days after NFDS receives your written or telephone redemption request.

Systematic Withdrawal Plan. You may establish a systematic withdrawal plan that allows you to have regular monthly or quarterly payments redeemed from your account and sent to either you or a third party you designate. Payments must be at least $100 and your account must have an account value of at least $10,000. You will receive the NAV on the date of the scheduled withdrawal. You may realize either a capital gain or loss on the withdrawals that must be reported for tax purposes. You may purchase additional shares of the Fund under this plan as long as the additional purchases are equal to at least one year's scheduled withdrawals.

Signature Guarantee. The following redemption requests require a signature guarantee:

     o Redemptions by corporations, partnerships, trusts or other fiduciary accounts
     o Redemptions from an account with a value of at least $50,000 if you are making the request in writing (if you have authorized telephone redemption on your account, you may redeem by telephone without a signature guarantee)
     o Redemption of an account where proceeds are to be paid to someone other than the record owner
     o Redemption of an account where the proceeds are to be sent to an address other than the record address

You can get a signature guarantee from certain banks, brokers, dealers, credit unions, securities exchanges, clearing agencies and savings associations. A notarization and acknowledgment by a notary public is not a signature guarantee.

                             Redemption Information

Redemption Issues

     o Redemption Fee. If shares are redeemed within 60 days of purchase, a 1% fee will be charged and withheld from the proceeds of the redemption. There is no redemption fee if the shares were acquired though reinvestment of distributions. Redemptions are made on a first-in, first-out basis.

     o Redemption by Corporations. All redemptions by corporations need to have a certified copy of the resolution attached to the request.

     o Redemption in Kind. The Fund reserves the right to redeem your shares "in kind". For example, if you redeem a large number of shares and the Fund is unable to sell securities to raise cash, the Fund may send you a combination of cash and a share of the Fund's securities.

     o Small Accounts. To reduce Fund expenses, we may redeem an account if the total value of the account falls below $1,000 due to redemptions. You will be given 30 days' prior written notice of this redemption. During that period you may purchase additional shares to avoid the redemption.

     o Check Clearance. The proceeds from a redemption request will be delayed until the purchase check clears, which may be up to 15 calendar days. If the check does not clear, the shareholder will be responsible for the loss. This delay can be avoided by purchasing shares by wire or certified bank checks.

Dividends and Capital Gains Distributions. The Fund intends to distribute all or most of its net investment income and net capital gains to shareholders annually.

Your dividends and/or capital gains distributions will be automatically reinvested on the ex-dividend date when there is a distribution, unless you elect otherwise, so that you will be buying more shares of the Fund. You will be buying those new shares at the NAV per share on the ex-dividend date. You may choose to have dividends and capital gains distributions paid to you in cash. You may authorize this option by calling NFDS at (800) 560-0086 and requesting this change. You must complete the form and return it to NFDS before the record date in order for the change to be effective for that dividend or capital gains distribution.

Buying a Dividend. If you buy shares of the Fund just before a distribution (on or before the record date), you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." For example, if you bought shares on or before the record date and paid $10.00 per share and, shortly thereafter, the Fund paid you a dividend of $1.00 per share (in cash or in the form of additional shares), then your shares would now be worth $9.00 per share. Unless your account is a tax-deferred account, the dividend paid to you would be included in your gross income for tax purposes even though you have not participated in the increase of the NAV of the Fund.

Tax Issues. The Fund has elected, and intends to continue to qualify, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by distributing substantially all of its net investment income and net capital gains to its shareholders and meeting other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, the Fund generally will not be liable for federal income tax or excise tax based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. If the Fund is unable to meet certain Code requirements, it may be subject to taxation as a corporation.

For federal income tax purposes, any dividends derived from net investment income and any excess of net short-term capital gain over net long-term capital loss that investors receive from the Fund are considered ordinary income. Part of the distributions paid by the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders under the Code. Distributions of the excess of net long-term capital gain over net short-term capital loss from transactions of the Fund are treated by shareholders as long-term capital gains regardless of the length of time the Fund's shares have been owned. Distributions of income and capital gains are taxed in the manner described above, whether they are taken in cash or are reinvested in additional shares of the Fund.

Part of the Fund's investment income may be subject to foreign income taxes that are withheld at the source. If the Fund meets certain requirements under the Code, it may pass through these foreign taxes to shareholders, who may then claim, subject to applicable limitations, a credit or deduction against their own taxes for their share of foreign taxes paid.

The Fund will inform its investors of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise investors of the tax status of those distributions and dividends. Investors (including tax exempt and foreign investors) are advised to consult their own tax advisers regarding the particular tax consequences to them of an investment in shares of the Fund. Additional information on tax matters relating to the Fund and its shareholders is included in the Statement of Additional Information.

                              Financial Highlights

This financial highlights table is intended to help you understand the Fund's financial performance for the period since its inception on May 30, 1997. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. Ernst & Young LLP has audited this information. Ernst & Young LLP's report along with further detail on the Fund's financial statements are included in the annual report, which is available upon request.

For a capital share outstanding throughout the year ended March 31


                                                                                                                  May 30, 1997A
                                                  Year Ended       Year Ended     Year Ended       Year Ended       through
                                                March 31, 2002   March 31, 2001  March 31, 2000  March 31, 1999  March 31, 1998
                                                --------------   --------------  --------------  --------------  --------------

Net asset value, beginning of period             $   12.69       $   23.56       $   14.97       $   13.69       $   11.88
Income (loss) from investment operations:
     Net investment income (loss)                    (0.15)          (0.24)          (0.24)          (0.05)           0.10
     Net realized and unrealized gain
     (loss) on investments                           (3.72)          (8.90)           8.92            1.35            1.90B
Total from investment operations                     (3.87)          (9.14)           8.68            1.30            2.00
Less distributions
     Dividends from net investment income             0.00            0.00            0.00           (0.02)          (0.06)
     Distributions from net realized gain            (2.25)          (1.73)          (0.09)           0.00           (0.13)
Total distributions                                  (2.25)          (1.73)          (0.09)          (0.02)          (0.19)
                                                    ------          ------          ------          ------          ------
Net asset value, end of period                        6.57           12.69           23.56       $   14.97       $   13.69
                                                    ======          ======          ======          ======          ======
Total return                                        (33.07%) C      (39.86%) C      58.18% C          9.54%C         17.27%C,D
Net assets, end of period (millions)              $   18.8        $   43.5       $   81.2        $    90.6       $    82.8

Ratios/supplemental data:
Ratio of expenses to average net assets:
    Before fees waived                                2.40%           1.77%           2.26%           1.43%           1.54%E
    After fees waived                                 1.78%           1.78%           1.79%            N/A             N/A
Ratio of net investment income (loss)
to average net assets
    Before fees waived                               (1.98%)         (1.23%)         (1.62%)         (0.32%)          0.99%E
    After fees waived                                (1.36%)         (1.24%)         (1.15%)           N/A             N/A
Portfolio turnover rate                              57.90%          68.76%           9.63%          51.68%          74.47%D

A  Commencement of the Fund.
B Includes the impact of a $330,000 ($0.06 per share) charge for offering expenses paid pursuant to the terms of the Prospectus dated May 30, 1997.
C Based on net asset value per share and including the reinvestment of dividends and distributions.
D  Not Annualized.
E  Annualized.

Statement of Additional Information. The Statement of Additional Information provides a more complete discussion about the Fund and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.

Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about the Fund's investments, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To Review or Obtain this Information: The Statement of Additional Information and annual and semi-annual reports are available without charge upon request by calling The Fund at (800) 560-0086 or by calling or writing a broker-dealer or other financial intermediary that sells shares of the Fund. Information about the Fund including the Statement of Additional Information may be reviewed at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (telephone: (202) 942-8090) or by visiting the EDGAR Database on the SEC's Internet site at http://www.sec.gov. In addition, this information may be obtained for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

File No.: 811-7691

                                 Privacy Notice

The Fund and the Adviser collect non-public information about you from the following sources:

     o Information we receive about you on applications or other forms;
     o Information you give us orally; and
     o Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.






                   [This page is not a part of the Prospectus]

                       STATEMENT OF ADDITIONAL INFORMATION


                         THE DESSAUER GLOBAL EQUITY FUND
                                  4 MAIN STREET
                          ORLEANS, MASSACHUSETTS 02653


                                  July 30, 2002

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus dated July 30, 2002 (the "Prospectus"), pursuant to which shares of the Fund are offered. Please retain this document for future reference.

This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. To obtain a copy of the Prospectus, please call the Fund toll-free at 1-800-560-0086.


Investment Adviser
------------------
Dessauer & McIntyre Asset Management, Inc.

Administrator
-------------
U.S. Bancorp Fund Services, LLC

Distributor
-----------
Quasar Distributors, LLC

Custodian
---------
U.S. Bank, N.A.

Transfer Agent and Dividend Paying Agent
----------------------------------------
National Financial Data Services

Counsel
-------
Kramer Levin Naftalis & Frankel LLP

Independent Accountants
-----------------------
Ernst & Young LLP

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Organization of The Dessauer Global Equity Fund.............................. 1
Management of the Fund....................................................... 1
     Board of Trustees....................................................... 1
Investment Adviser and Investment Advisory Agreement......................... 3
     Advisory Agreement...................................................... 3
     Management of the Adviser............................................... 4
     Principal Shareholders.................................................. 4
Service Providers............................................................ 4
Investment Practices and Policies............................................ 5
     Investment Practices.................................................... 5
     Investment Policies..................................................... 5
Investment Restrictions...................................................... 6
Codes of Ethics...............................................................7
Risk Factors................................................................. 7
     Economic and Political Factors Affecting Foreign Countries.............. 7
     Foreign Currency Considerations......................................... 8
     Investments in Foreign Securities -- Depository Receipts................ 9
     Trading Markets in Foreign Countries.................................... 9
     Repatriation; Investment Controls.......................................10
     Foreign Taxation........................................................10
     Portfolio Turnover Risk.................................................10
Portfolio Transactions and Brokerage.........................................10
Allocation of Investments....................................................11
Computation of Net Asset Value...............................................11
Purchasing Shares............................................................12
Redeeming Shares.............................................................12
Shares of Beneficial Interest in the Fund....................................12
Additional Purchase and Redemption Information...............................13
Tax Matters..................................................................13
     Qualification as a Regulated Investment Company.........................13
     Excise Tax on Regulated Investment Companies............................16
     Fund Distributions......................................................17
     Sale or Redemption of Shares............................................19
     Foreign Shareholders....................................................19
     Effect of Future Legislation; Local Tax Considerations..................20
Performance Information......................................................20
     Financial Highlights....................................................20

                 ORGANIZATION OF THE DESSAUER GLOBAL EQUITY FUND

         The Dessauer Global Equity Fund (the "Fund") is a non-diversified open-end management investment company commonly known as a mutual fund. The Fund was organized in Delaware on June 28, 1996 as a closed-end fund with an Automatic Conversion Provision and commenced offering its shares as an open-end fund on April 29, 1999.

                             MANAGEMENT OF THE FUND

Board of Trustees

         The overall management of the business and affairs of the Fund is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's investment advisory agreement with Dessauer & McIntyre Asset Management, Inc. (the "Adviser"), the agreement with U.S. Bank, N.A. as the custodian, the agreement with National Financial Data Services as transfer agent, the agreement with U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") as the administrator. The day-to-day operations of the Fund are delegated to the officers, subject to the investment objective and policies of the Fund and to the general supervision of the Board of Trustees.

         Information concerning the Trustees and principal executive officers of the Fund is set forth below:


----------------------------- ------------ ----------------- -------------------------------- ----------------- ----------------
Name, Address and Age         Position(s)  Term of Office;   Principal Occupation During        Number of       Other
                               held with   Length of         Past Five Years                   Portfolios in    Directorships
                               the Trust   Time Served**                                       Fund Complex     Held by Trustee
                                                                                               Overseen by
                                                                                                Trusteeo
--------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
----------------------------- ------------ ----------------- -------------------------------- ----------------- ----------------
Peter M. Alessi, 58             Trustee    Indefinite;       Retired since March 1992.               1          None.
50 Aeries Avenue                           Trustee since     Formerly Chief Operating
Eastham, MA 02642                          1999              Officer, Thayer Pharmacies,
                                                             Inc.
----------------------------- ------------ ----------------- -------------------------------- ----------------- ----------------
Ingrid R. Hendershot, 44        Trustee    Indefinite;       President, Hendershot                   1          None.
11321 Trenton Court                        Trustee since     Investments.
Bristow, VA 20136                          inception
----------------------------- ------------ ----------------- -------------------------------- ----------------- ----------------
J. Brooks Reece, Jr., 55        Trustee    Indefinite;       Vice President, Sales and               1          Trustee,
P.O. Box 1689                              Trustee since     Marketing, Adcole Corporation                      Investec Funds.
4 Main Street                              inception         (engine component consulting
Orleans, MA 02653                                            and manufacturing).
--------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
----------------------------- ------------ ----------------- -------------------------------- ----------------- ----------------
Thomas P. McIntyre, 46         Chairman    Indefinite;       President, Dessauer & McIntyre          1          None.
P.O. Box 1689                 and Trustee  Chairman since    Asset Management, Inc.
4 Main Street                              1999; Trustee
Orleans, MA 02653                          since inception
--------------------------------------------------------------------------------------------------------------------------------
Officers of the Fund
----------------------------- ------------ ----------------- -------------------------------- ----------------- ----------------
Robert E. Flynn, 27           Vice-President   2 years       Equity Research Analyst,               N/A         None.
P.O. Box 1689                                                Dessauer & McIntyre Asset
4 Main Street                                                Management, Inc.
Orleans, MA 02653
----------------------------- ------------ ----------------- -------------------------------- ----------------- ----------------


--------------------------
     o    There is only one portfolio in the "fund complex."


----------------------------- ------------ ----------------- -------------------------------- ----------------- ----------------
Name, Address and Age         Position(s)  Term of Office;   Principal Occupation During        Number of       Other
                               held with   Length of         Past Five Years                   Portfolios in    Directorships
                               the Trust   Time Served**                                       Fund Complex     Held by Trustee
                                                                                               Overseen by
                                                                                                Trusteeo
--------------------------------------------------------------------------------------------------------------------------------
Linda R. Reed                  Secretary     Indefinite;     Office Manager, Dessauer &             N/A         None.
P.O. Box 1689                                 since 1997     McIntyre Asset Management, Inc.
4 Main Street
Orleans, MA 02653
----------------------------- ------------ ----------------- -------------------------------- ----------------- ----------------

         Mr. McIntyre is deemed to be an "interested person" of the Trust under the Investment Company Act of 1940, as amended (the "1940 Act") by reason of his position as President of the Adviser and Chairman of the Fund. Mr. Flynn is also an "interested person" of the Trust under the 1940 Act by reason of his position with the Adviser.

         The annual compensation of the Trustees is noted below.


                                              Pension or Retirement                      Total Compensation
                               Aggregate       Benefits Accrued as    Estimated Annual       from Fund
                           Compensation from     Part of the Fund      Benefits Upon      and Fund Complex
   Name of Person                Fund               Expenses           Retirement         Paid to Trustees
   --------------          -----------------  ---------------------   ----------------   ------------------

Independent Trustees
Peter M. Alessi                 $5,500                  --                 --                $5,500
Ingrid R. Hendershot             5,500                  --                 --                 5,500
J. Brooks Reece                  5,500                  --                 --                 5,500
Interested Trustee
Thomas P. McIntyre                 --                   --                 --                  --

         The Board currently has an Audit Committee. The members of the Audit Committee are Messrs. Alessi and Reece and Ms. Hendershot. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters and to review compliance and contract matters.

         As a group, the Trustees and Officers of the Fund hold less than 1.5% of the Fund's shares. As of December 31, 2001, the Trustees and Officers owned shares in the following dollar ranges:


------------------------------- --------------------------------------- --------------------------------------------
                                                                                  Aggregate Dollar Range of
                                                                                  Equity Securities in All
                                                                           Registered Investment Companies Overseen
                                 Dollar Range of Equity Securities in                  by Director in
           Name                              the Fund                         Family of Investment Companieso
------------------------------- --------------------------------------- --------------------------------------------
Peter M. Alessi                                  None                                      None
------------------------------- --------------------------------------- --------------------------------------------
Ingrid R. Hendershot                        under $10,000                              under $10,000
------------------------------- --------------------------------------- --------------------------------------------
J. Brooks Reece, Jr.                             None                                      None
------------------------------- --------------------------------------- --------------------------------------------
Thomas P. McIntyre                          over $100,000                              over $100,000
------------------------------- --------------------------------------- --------------------------------------------


--------------------------
o There is only one registered investment company in this family of investment companies.

              INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT

         Advisory Agreement. Under the terms of its investment advisory agreement (the "Advisory Agreement"), the Fund pays all of its expenses (other than those expenses specifically assumed by the Adviser) including the costs incurred in connection with its registration under the Securities Act and the 1940 Act; printing of the prospectus distributed to shareholders; taxes or governmental fees; brokerage commissions; custodial, transfer and shareholder servicing agents; expenses of outside counsel and independent accountants; preparation of shareholder reports; and expenses of Trustee meetings and (shareholder meetings). The Adviser may from time to time, subject to the Board of Trustees approval, contract with other service providers to perform support services that aid in managing the assets of the Fund.

         The Fund's Advisory Agreement was approved initially by the Board of Trustees (including the affirmative vote of all the Trustees who were not parties to the Agreement or interested persons of any such party) on May 23, 1997. From its inception until January 21, 1998, the Fund was co-managed by the Adviser and Guinness Flight Investment Management, Ltd. In April 1999, John P. Dessauer resigned from the Adviser. Thereafter, the prior investment advisory agreement between the Fund and the Investment Adviser automatically terminated in accordance with the 1940 Act when John P. Dessauer ceased to be a controlling shareholder and officer of the Investment Adviser. The Board of Trustees approved a new investment advisory agreement and in June 1999, shareholders approved this new investment advisory agreement, which is identical to the prior agreement. Mr. Dessauer, the Investment Adviser and Mr. McIntyre continue to litigate various issues relating to the Investment Adviser including its use of the name "Dessauer." The Fund uses the name "Dessauer" pursuant to a provision in the Investment Advisory Agreement.

         The Advisory Agreement provides that the Investment Adviser supervises and assists in the overall management of the Fund's affairs subject to the authority of Board of Trustees. The Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of the majority of the Fund's Board of Trustees or by the investment adviser or by holders of a majority of the Fund's outstanding shares. The Advisory Agreement is valid for two years from its first approval and then continues from year to year, provided it is approved, at least annually, in the manner required by the 1940 Act. The 1940 Act requires that the Advisory Agreement and any renewal thereof be approved by a vote of the majority of the Fund's Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. On May 15, 2002, the Trustees of the Fund renewed the Advisory Agreement in accordance with the 1940 Act. In approving the renewal of the Advisory Agreement, the Fund's Trustees considered, among other things: (a) the nature and quality of the services provided by the Adviser to the Fund; (b) the appropriateness of the fees paid by the Fund to the Adviser; (c) the level of Fund expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Adviser; and (e) the nature of the Fund's investments. The Trustees noted, among other things, that the advisory fees to be paid by the Fund and the Fund's expenses were reasonable and consistent with relevant peer groups, and that the Adviser's brokerage practices appear to be reasonably efficient.

         Pursuant to the Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 0.75% of the Fund's average daily net assets. From time to time, the Adviser may voluntarily agree to defer or waive fees or absorb some or all of the expenses of the Fund. To the extent it should do so, for a period of three fiscal years after the fiscal year in which such a waiver is made, it may seek reimbursement of such deferred fees and absorbed expenses after it discontinues this practice. For the periods indicated below, the Fund paid the following advisory fees to its Adviser(s):


Fees Paid To:              Year ended           Year ended          Year ended
                         March 31, 2002       March 31, 2001      March 31, 2000

Dessauer & McIntyre          $43,018              $491,649           $543,444

         MANAGEMENT OF THE ADVISER. Thomas P. McIntyre controls the voting common stock of the Adviser and is a "Control Person" as defined in the 1940 Act. Mr. McIntyre is the only trustee and senior officer of the Fund that is affiliated with the Investment Adviser. Robert E. Flynn, an Equity Research Analyst with the Adviser, is a Vice-President of the Fund.

         PRINCIPAL SHAREHOLDERS. As of July 19, 2002, the following shareholders owned directly or indirectly, 5% or more of the Fund's outstanding shares, which numbered 2,555,418:


------------------------------------- -------------------------------- --------------------
Name and Address of Owner1                  Number of Shares Owned       Percent of Fund
------------------------------------- -------------------------------- --------------------
Charles Schwab & Co., Inc.                         431,048                   16.87%
101 Montgomery Street
San Francisco, CA 94101-4122
------------------------------------- -------------------------------- --------------------
National Financial Services Corp.                  164,476                    6.44%
for exclusive benefit of customers
Attn: Mutual Funds Dept. 5th Floor
200 Liberty Street
1 World Financial Center
New York, NY 10281-1003
------------------------------------- -------------------------------- --------------------

A copy of the Fund's annual report for the fiscal year ended March 31, 2002 may be received, free of charge, by calling the Fund, toll free, at 800-560-0086.

                                SERVICE PROVIDERS

         U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") serves as the Fund's Administrator pursuant to an administration agreement with the Fund. U.S. Bancorp is the successor in interest to the Fund's former administrator, Investment Company Administration, LLC ("ICA"), which was acquired by U.S. Bancorp's parent company in 2001. The Fund receives the same services from U.S. Bancorp as previously received from ICA. Under the administration agreement, U.S. Bancorp supervises the administration of all aspects of the Fund's operations, including the Fund's receipt of

---------------------------
1 These shareholders own shares in nominee accounts for many individual shareholders. The Fund is not aware of the size or identity of the underlying individual accounts held by Charles Schwab & Co. or National Financial Services Corp. To the best of the Fund's knowledge, neither of these named shareholders are beneficial owners of Fund shares.

services for which the Fund is obligated to pay, provides the Fund with general office facilities, and provides, at the Fund's expense, the services of persons necessary to perform such supervisory, administrative, and clerical functions as are needed to operate the Fund effectively. Those persons, as well as certain employees and trustees of the Fund, may be directors, officers, or employees of U.S. Bancorp and its affiliates. Pursuant to an agreement with the Fund, the Administrator is compensated at a rate of 10% of average daily net assets. For the year ended March 31, 2002, the Fund paid U.S. Bancorp administrative fees of $32,071. For the years ended March 31, 2001 and March 31, 2000, the Fund paid ICA administrative fees of $65,553 and $72,459.

         Quasar Distributors, LLC ("Quasar"), an affiliate of U.S. Bancorp, serves as the Fund's Distributor. Quasar is the successor in interest to First Fund Distributors, Inc. ("FFD"), the Fund's former distributor. The Fund receives the same services from Quasar as previously received from FFD. Quasar has the right to enter into selected dealer agreements with securities dealers of its choice ("selected dealers") for the sale of shares. Quasar receives no compensation for its services.

         National Financial Data Services, 330 West Ninth Street, Kansas City, MO 64105, serves as the Transfer Agent of the Fund. The Transfer Agent provides recordkeeping services for the Fund and its shareholders. U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45201, serves as the Custodian of the Fund. The Custodian holds the securities, cash and other assets of the Fund. Ernst & Young LLP, 725 South Figueroa Street, Los Angeles, CA 90071, serves as the Fund's Independent Accountants. The Independent Accountants will audit the financial statements and the financial highlights of the Fund, as well as provide reports to the trustees. Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, serves as Counsel to the Fund.

                        INVESTMENT PRACTICES AND POLICIES

Investment Practices

         Although the Fund will not have a general limit as to the types of securities that it can purchase, most of the Fund's investments will be in marketable common stocks, marketable securities convertible into common stocks, or foreign securities in the form of American Depositary Receipts (ADRs). Such securities may be traded on an exchange or in the over-the-counter market. Securities other than common stock, securities convertible into common stock or ADRs may be held from time to time, but the Fund normally will not invest in fixed income securities except for defensive purposes or to temporarily employ uncommitted cash balances.

Investment Policies

         In pursuing its investment objective, the Fund does not intend to lend portfolio securities or invest in illiquid or restricted securities. In addition, the Fund will observe a non-fundamental policy of not investing for the purpose of exercising control over management, even though it may take substantial positions in securities of small companies and in certain circumstances this may result in the acquisition of such control. Such circumstances could arise, for example, when existing controlling persons of an issuer dispose of their holdings to larger groups or to the public or where an issuer defaults to the Fund on its obligations pursuant to the provisions of a purchase agreement or instrument governing the rights of a senior security held by the Fund.

         The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions. The Fund may, at such times as the Adviser deems appropriate and consistent with the Fund's investment objective use options, futures contracts and related options. The purpose of such transactions is to hedge against changes in the market value of the Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions.

                             INVESTMENT RESTRICTIONS

         Investment restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The following are the Fund's investment restrictions set forth in their entirety. The Fund may not:

                  1. (a) With respect to 50% of its assets, invest more than 5% of its total assets, at market value, in the securities of one issuer (except the securities of the United States Government) and may not purchase more than 10% of the outstanding voting securities of a single issuer.

                           (b) With respect to the other 50% of its assets, invest more than 25% of the market value of its total assets in a single issuer.

                  These two restrictions, hypothetically, could give rise to a portfolio with as few as 12 issuers. To the extent that the Fund's assets are invested in a small number of issuers, there may be a greater risk in an investment in the Fund than in a diversified investment company.

                  2. The Fund may borrow money to the extent permitted under the Investment Company Act of 1940.

                  3. The Fund may not issue any senior security (as defined in the Investment Company Act of 1940), except that the Fund may (a) engage in transactions that result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the Investment Company Act of 1940, an exemptive order or interpretation of the staff of the Securities and Exchange Commission; (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the Investment Company Act of 1940; (c) issue multiple classes of shares in accordance with the regulations of the Securities and Exchange Commission; and (d) to the extent it might be considered the issuance of a senior security, borrow money as authorized by the Investment Company Act of 1940.

         In addition, the Fund may not:

                  4. Invest 25% or more of the total value of its assets in a particular industry, except that this restriction shall not apply to U.S. Government Securities.

                  5. Buy or sell commodities or commodity contracts or real estate or interests in real estate (including real estate limited partnerships), except that it may purchase and sell futures contracts on stock indices, interest rate instruments, and foreign currencies; securities which are secured by real estate or commodities; and securities of companies which invest or deal in real estate or commodities.

                  6. Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

         Changes in the market value of securities in the Fund's portfolio generally will not cause the Fund to violate these investment restrictions unless any failure to satisfy these restrictions exists immediately after the acquisition of any security or other property and is wholly or partly the result of such acquisition. At times, it may become necessary for the Fund to take a temporary defensive position inconsistent with its principal investment strategies. At such times, the Fund may invest up to 100% of its assets in cash, cash equivalents or high-quality short-term money market instruments.

                                 CODE OF ETHICS

         The Fund, the Adviser and the Distributor have each adopted a Code of Ethics to which all investment personnel and all other "access persons" of the Fund (as defined in Rule 17j-1 under the 1940 Act) must conform. Personnel subject to the Codes must refrain from certain investment practices, but still may be permitted to invest in securities, including securities that may be purchased or held by the Fund. These individuals are required to report certain personal investment transactions and holdings. Violations of a Code of Ethics can result in penalties, suspension, or termination of employment.

                                  RISK FACTORS

         The Fund should be considered as an investment for only a portion of an investor's assets and not as a complete investment program. Investors should carefully consider the following risk factors described below before investing in the Fund:

Economic and Political Factors Affecting Foreign Countries

         In the course of investment in foreign countries, the Fund may be exposed to the direct or indirect consequences of political, social and economic changes in one or more countries. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency appreciation or depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. These economies may also be dependent upon international trade and, as a result, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

         The possibility exists in some, if not all, foreign countries of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of those countries or the value of the Fund's investments in the countries. It may be difficult for a company operating in a foreign country to obtain and enforce a legal judgment outside of the United States. In emerging countries in particular, there is increased risk of hyperinflation, currency devaluation and government intervention in the economy in general.

Foreign Currency Considerations

         The Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar. As a result, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of the Fund's investments. The Fund will also incur costs in connection with conversions between various currencies.

         Although the Fund is authorized to use various investment strategies to hedge currency exchange rate risk, many of these strategies may not initially be used by the Fund to a significant extent. The Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or by entering into forward, futures or options contracts to purchase or sell foreign currencies. The use of forwards, futures and options contracts entails certain special risks. The variable degree of correlation between exchange rate movements of futures contracts and exchange rate movements of the related portfolio position of the Fund, for example, could create the possibility that losses on the hedging instrument would be greater than gains in the value of the Fund's position. In addition, forwards, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund may not be able to close out a transaction without incurring substantial losses. Although the use of forwards, futures and options transactions for hedging would tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it could limit any potential gains that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

         Some of the income received by the Fund may be in foreign currencies. The Fund will, however, compute and distribute its income in U.S. dollars, and the computation of income will be made on the date on which the income is earned by the Fund at the foreign exchange rate in effect on that date. As a result, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the receipt of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, could have an adverse effect on the Fund's performance.

Investments in Foreign Securities - Depository Receipts.

         The Fund may invest indirectly in the securities of foreign issuers in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales.

         An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the Depository Receipts. Prices of unsponsored Depository Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in ADRs will be considered to be investments in the underlying securities. Depository Receipts, including those denominated in U.S. dollars, are subject to foreign currency exchange rate risk. In general, there is a large, liquid market in the United States for most ADRs.

Trading Markets in Foreign Countries

         Trading volume in certain foreign country securities markets is substantially less than that in the securities markets of the United States or other developed countries. In addition, securities of some companies located in foreign countries will be less liquid and more volatile than securities of comparable U.S. companies. Commissions for trading on foreign country stock exchanges are generally higher than commissions for trading on U.S. exchanges, although the Fund will seek the most favorable net results on its portfolio transactions and may, in certain instances, be able to purchase its portfolio investments on stock exchanges on which commissions are negotiable. Further, in some foreign countries, companies are subject to less government supervision, there is less regulation of securities markets and their participants, and companies have significantly smaller capitalizations as compared to U.S. companies. Investments in certain foreign markets are also likely to experience delays in settlement of securities transactions. Clearing and registration of securities transactions in certain countries are subject to significant risks not associated with investments in the U.S. and other more developed markets.

         Companies in certain foreign countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, less information about a foreign company may be available than about a U.S. publicly-traded company. When a foreign issuer's financial statements are not deemed to reflect accurately its financial situation, the Adviser may take additional steps to evaluate the proposed investment. These steps may include an on-site inspection of the company, interviews with its management and consultations with accountants, bankers and other specialists. In certain cases, financial statements must be developed or verified by these specialists. In addition, government supervision and regulation of foreign stock exchanges, brokers and listed companies is generally less than in the United States.

Repatriation; Investment Controls

         Foreign investment in certain countries may be restricted or controlled to varying degrees by local or national governments. These restrictions or controls at times may include the requirement of governmental approval for the repatriation of investment income or the proceeds of sales of securities by foreign investors. Certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain countries may also restrict investment opportunities in issuers in industries deemed important to national interests. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Indirect foreign investment in the securities of companies listed and traded on the stock exchanges in emerging countries may be permitted by certain of these countries in certain instances through investment funds that have been specifically authorized.

Foreign Taxation

         Dividends, interest and capital gains received by the Fund may be subject to withholding and other taxes imposed by foreign countries, whose taxes would reduce the return to the Fund on those securities; this reduction may not be recoverable by the Fund or its shareholders. See "Tax Matters."

Portfolio Turnover Risk

         The Fund may trade actively and frequently to achieve the Fund's goals. This may result in higher income and capital gains distributions, which would increase your tax liability. Frequent trading may also increase the Fund's costs, which would affect the Fund's performance over time.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Fund will be made by the Adviser. Transactions in portfolio securities are effected through various brokers and may include the payment of brokerage commissions. The Adviser is authorized to allocate the orders placed by it on behalf of the Fund to such brokers who also provide research or statistical material, or other services to the Fund or the Adviser for the Fund's use. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Advisers will report on such allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis thereof. In addition, the Adviser may consider sales of shares of the Fund as a factor in the selection of unaffiliated brokers to execute portfolio transactions for the Fund, subject to the requirements of best execution.

         In selecting a broker to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity, and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is justified reasonably by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay an unaffiliated broker that provides research services to the Adviser for the Fund's use a commission for effecting a portfolio investment transaction in excess of the commission another broker would have charged for effecting the same transaction. The Adviser must determine in good faith, however, that the commission was reasonable in relation to the value of the research service provided by such broker with respect to the particular transaction or the Adviser's ongoing responsibilities with respect to the Fund.

         For the fiscal years ended March 31, 2002, March 31, 2001 and March 31, 2000, the Fund's brokerage fees were $99,588, $96,329, and $92,081, respectively. No commissions were paid to affiliated brokers during the fiscal year ended March 31, 2002.

                            ALLOCATION OF INVESTMENTS

         The Adviser has other advisory clients that have investment objectives similar to the Fund's investment objective. As such, there will be times when the Adviser may recommend purchases and/or sales of the same portfolio securities for the Fund and its other clients. In such circumstances, it will be the policy of the Adviser to allocate purchases and sales among the Fund and its other clients in a manner which the Adviser deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. Simultaneous transactions may have an adverse effect upon the price or amount of a security purchased by the Fund.

                         COMPUTATION OF NET ASSET VALUE

         The Fund's NAV will not be determined on days when the NYSE is closed for trading, including New Years Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         The Fund will invest in foreign securities, and as a result, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees. Portfolio securities of the Fund that are traded both on an exchange and in the over-the-counter market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of the currencies against U.S. Dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation. (For securities traded on the New York Stock Exchange, the valuation will be the last reported sales price as of the close of the Exchange's regular trading session, currently 4:00 p.m. New York time.) If there is no such reported sale or the valuation is based on the over-the-counter market, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board of Trustees. As of the date of this Statement of Additional Information, such securities will be valued by the latter method. Securities for which reliable quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees of the Fund.

         Money market instruments with less than 60 days remaining to maturity when acquired by the Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Fund acquires a money market instrument with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board of Trustees determines during such 60-day period that this amortized cost value does not represent fair market value.

         All liabilities incurred or accrued are deducted from the Fund's total assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

                                PURCHASING SHARES

         Investors will be permitted to purchase shares from the Fund's transfer agent or from other selected securities brokers or dealers. A buyer whose purchase order is received by the transfer agent before the close of trading on the NYSE, currently 4:00 p.m. Eastern time, will acquire shares at the net asset value determined as of that day. A buyer whose purchase order is received by the transfer agent after the close of trading on the NYSE will acquire shares at the net asset value set as of the next trading day. A broker may charge a transaction fee for the purchase.

         The Fund may further reduce or waive the minimums for certain retirement and other employee benefit plans; for the Adviser's employees, clients and their affiliates; for advisers or financial institutions offering investors a program of services; or any other person or organization deemed appropriate by the Fund.

                                REDEEMING SHARES

         Investors are permitted to redeem shares through the transfer agent of the Fund or from other selected securities brokers or dealers. A shareholder whose redemption order is received by the Transfer Agent before the close of trading on the NYSE, currently 4:00 p.m. Eastern time, will redeem shares at the net asset value set as of that day. A shareholder whose redemption order is received by the Transfer Agent after the close of trading on the NYSE will redeem shares at the net asset value set as of the next trading day on the NYSE. A broker may charge a transaction fee for the redemption.

                    SHARES OF BENEFICIAL INTEREST IN THE FUND

         The Fund is authorized to issue 50 million shares of beneficial interest, par value $.01 per share. Each share has equal voting, dividend, distribution, and liquidation rights. The shares have no preemptive, conversion, or cumulative voting rights.

         Shares entitle the holders to one vote per share. The shareholders have certain rights, as set forth in the Bylaws of the Fund, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The Fund reserves the right to close an account that has dropped below $1,000 in value for a period of three months or longer other than as a result of a decline in the net asset value per share. Shareholders are notified at least 30 days prior to any proposed redemption and are invited to add to their account if they wish to continue as a shareholder of the Fund, however, the Fund does not presently contemplate making such redemptions and the Fund will not redeem any shares held in tax-sheltered retirement plans.

                                   TAX MATTERS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

         The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

         Further, the Code also treats as ordinary income a portion of the capital gain attributable to a conversion transaction, i.e., a transaction where substantially all of the realized return is attributable to the time value of the Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, determined as if the transaction were a debt instrument, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund's shareholders.

         In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

         Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for that year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during the year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts

(including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

         The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualifying electing fund (a "QEF"), in which case it will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund may make a mark-to-market election with respect to its marketable PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years (reduced by any prior deductions). The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

         Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund's holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as an ordinary income dividend.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (a call or a put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

         The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund's disposition of domestic "small business" stock will be subject to tax.

         Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each such shareholder received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c)(3) and
(4) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders generally will be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain realized from a sale of the shares, as discussed below.

         Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects realized but undistributed income or gain or unrealized appreciation in the value of assets held by the Fund, distributions of such amounts to the shareholder will be taxable in the manner described above, although economically they constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and paid by the Fund) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding at the applicable rate on distributions and the proceeds of redemption of shares paid to any shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares

         A shareholder will recognize gain or loss on a sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at a 30% rate (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the applicable rate on the gross income resulting from a Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

         If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends, and any gains realized upon a sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

         In the case of a noncorporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at the applicable rate on distributions that are otherwise exempt from withholding (or subject to withholding at a reduced treaty rate) unless the shareholder furnishes the Fund with proper notification of its foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

         Rules of state and local taxation of ordinary income and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

                             PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated both in terms of average annual total returns, average total return after taxes on distributions, total returns after taxes on distributions and redemptions, and in terms of yield. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by the Fund. Dividends and distributions are comprised of net investment income and net realized capital gains. Under the rules of the Commission, funds advertising performance must include total return quotes calculated according to the following formulas:

Average Annual Total Return. The "average annual total return before taxes" of a Fund, or of each class of a Fund, is an average annual compounded rate of return before taxes for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), assuming that dividends and distributions were reinvested at the appropriate net asset value per share, according to the following formula:

                                  P(1+T)n = ERV

         The cumulative "total return before taxes" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                       ERV - P = Total Return Before Taxes
                       -------
                         P

         The Fund's average annual compounded rate of total return as of March 31, 2002 was:

                         One Year                Since Inception
                         --------                ---------------
                          -33.07%                     -4.90%

Average Annual Total Returns After Taxes on Distributions. The "average annual total return after taxes on distributions" of a Fund is an average annual compounded return for each year in a specified number of years after taxes on fund distributions in each year. It is the rate of return ("T") based on the change in value of a hypothetical initial investment of $1,000 ("P") held for the number of years ("n") to achieve the ending value after taxes on distributions ("ATVD"), according to the following formula:

                                 P(1+T)n = ATVD

         The cumulative "total return after taxes on distributions" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

                  ATVD - P = Total Return After Taxes on Distributions
                  --------
                     P

         The Fund's average annual compounded rate of total return after taxes on distributions as of March 31, 2002 was:

                         One Year                Since Inception
                         --------                ---------------
                          -39.00%                     -6.90%

Total Returns After Taxes on Distributions and Redemptions. The "average annual total return after taxes on distributions and redemptions" of a Fund is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P") held for a number of years ("n") to achieve an ending value at the end of the periods shown ("ATVDR"), according to the following formula:

                                 P(1+T)n = ATVDR

         The cumulative "total return after taxes on distributions and redemptions" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

                  ATVDR - P = Total Return After Taxes on Distributions and
                  ---------   Redemptions
                     P

         The Fund's average annual compounded rate of total return after taxes on distributions and redemptions as of March 31, 2002 was:

                         One Year                Since Inception
                         --------                ---------------
                          -19.77%                     -4.12%


         The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or similar independent services or financial publications, the Fund calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the Commission's rules.

Yield. In addition to the total return quotations discussed above, the Fund may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's Post-Effective Amendment to its Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                            YIELD =   2[(a-b +1)6-1]
                                         ---
                                          cd

                       Where:

                           a = dividends and interest earned during the period. b = expenses accrued for the period (net of reimbursements).
                           c = the average daily number of shares outstanding
                               during the period that were entitled to receive dividends.
                           d = the maximum offering price per share on the last
                               day of the period.

         Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 expenses are included among the expenses accrued for the period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

         Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under the SEC's rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                              FINANCIAL STATEMENTS

         The Financial Statements for the Fund for the fiscal year ended March 31, 2002 from the Annual Report to shareholders dated May 13, 2002 are incorporated by reference in their entirety into this Statement of Additional Information.